Investor Presentation January 2023 Exhibit 99.1

Forward-Looking Statements Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements  that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our expectations  regarding the potential benefits of our partnerships and strategic alliances with other companies, as well as the timing and clinical development of our product candidates,  including EYP-1901; the potential for EYP-1901 as a sustained delivery treatment for wet age-related macular degeneration and non-proliferative diabetic retinopathy; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results  to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the extent to which COVID-19 impacts our business; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability  to successfully produce sufficient commercial quantities of YUTIQ® and DEXYCU®; the loss of pass-through reimbursement status for DEXYCU as of January 1, 2023; the success of current and future license agreements, including our agreements with Ocumension Therapeutics, Equinox Science and Betta Pharmaceuticals; termination or breach of current license agreements; our dependence on contract research organizations,  co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability;  industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized. 2 | INVESTOR PRESENTATION

COMPANY OVERVIEW

EYP-1901: A potential new paradigm in the treatment of retinal disease

EYP-1901 in phase 2 clinical trials

- Bioerodible Durasert® delivering vorolanib, to the posterior segment via a sustained delivery intravitreal (IVT) insert
  - DAVIO 2 - potential 6-month treatment for wet AMD
  - PAVIA - potential 9-month treatment for non-proliferative diabetic retinopathy (NPDR)

Vorolanib – a new anti-VEGF MOA for ocular disease

- A selective tyrosine kinase inhibitor (TKI) that blocks VEGF receptors intracellularly
- Potentially complementary to anti-VEGF biologics
- Positive ocular safety data through Phase 2 trials
- Potential neuroprotection and anti-fibrosis benefits

Durasert® - proven IVT drug delivery

- Sustained ocular drug delivery
- Constant (zero-order kinetics) stable release of drug
- Safely administered to ~80,000 patient eyes across four FDA approved products

3 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

DURASERT® TECHNOLOGY 4 | INVESTOR PRESENTATION Safe Sustained Intravitreal Drug Delivery Used in four of six FDA approved intravitreal sustained delivery products Delivered by a single in-office IVT injection Continuous, stable release of drug Non-Erodible Products YUTIQ® (EyePoint)  ILUVIEN® (Alimera) RETISERT® (B&L) VITRASERT® (B&L) Bioerodible: EYP-1901 No polyimide coating Initial drug burst from insert surface Constant, zero-order kinetic release over months

WHY VOROLANIB?

Vorolanib binds receptors of all VEGF growth factors

Vorolanib is a selective and patent protected tyrosine kinase inhibitor (TKI)

- Intracellular binding of all vascular endothelial growth factor (VEGF) receptors
- Differentiated mechanism of action versus anti-VEGF biologics that potentially works complementary
- In-vivo studies demonstrate encouraging neuroprotection and anti-fibrosis data
- Phase 1 and Phase 2 clinical trials as an oral therapy showed compelling safety and efficacy data with no ocular toxicity observed[1,2]

1. Jackson et al. JAMA Ophthalmol 2017
2. 2. Cohen MN et al. Br J Ophthalmol. 2021

5 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

Vorolanib binds receptors of all VEGF growth factors with strong affinity to VEGF receptor 2 - a receptor associated with blood vessel leakage VOROLANIB VOROLANIB VOROLANIB VEGF-A VEGF-B VEGF-C VEGF-D R1 | Inflammation R2 | Blood Vessel Leakage R3 | Blood Vessel Growth & Leakage 6 | INVESTOR PRESENTATION VEGF SIGNALING PATHWAYS VOROLANIB INHIBITS VEGFR Binds to the intracellular domain of tyrosine kinases Targets the angiogenic VEGF receptors R1, R2 and R3 with high potency

EYP-1901delivers VEGF receptor binding vorolanib in Bioerodible Durasert® EYP-1901 insert only ~1/5000 of vitreous volume EYP-1901 A single IVT injection of up to 3 inserts Bioerodible formulation of Durasert Initial drug burst from surface of insert to rapidly reach therapeutic levels in ocular tissues Zero order kinetics release expected to provide consistent drug levels through treatment course Vorolanib binds all VEGFR; blocking all isoforms of VEGF as well as PDGF 7 | INVESTOR PRESENTATION

EYP-1901 PHASE 1 DAVIO CLINICAL TRIAL 12 MONTH RESULTS 8 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO clinical trial enrolled 17 patients with previously treated wet AMD over four different dosages Primary Endpoint: Safety Ocular and non-ocular TEAEs through month-12 Secondary Endpoints Supplemental anti-VEGF therapy through 6-months Change in BCVA from baseline CST as measured by OCT RESULTS: MONTH 12 FULL READ EYP 1901: 7 – 10 DAYS LATER SCREENING VISIT SOC INJECTION MONTHS DAY0 1 2 3 4 5 6 7 8 9 10 11 12 LOW DOSE (440 μg) N=3 LOW-MID DOSE (1030 μg) N=1 MID DOSE (2060 μg) N=8 HIGH DOSE (3090 μg) N=5 9 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO clinical trial demonstrated favorable overall safety data at 12-months meeting primary endpoint Ocular AEs of particular interest: No vitreous floaters No endophthalmitis No retinal detachment No implant migration in the anterior chamber No retinal vasculitis No posterior segment inflammation Ocular AEs observed: One eye: mild asymptomatic anterior chamber cell/flare; treated with Maxitrol® eyedrops – resolved in 8 days – no sequelae or recurrence One eye: asymptomatic vitreous hemorrhage from injection; observed No ocular serious adverse events (SAEs) No drug-related systemic SAEs No evidence of vorolanib-related ocular or systemic toxicity No Durasert-related toxicity or tolerance issues No dose limiting toxicity 10 | INVESTOR PRESENTATION

EYP-1901: Visual Acuity (VA) and Central Subfield Thickness (CST) Stable 12 Months after Single Treatment For all 17 eyes at 12 months | BCVA = -4.1 letters For all 17 eyes at 12 months | CST on OCT = -2.8 microns AVERAGE CHANGE IN BCVA FROM SCREENING VISIT AVERAGE CHANGE IN CST FROM SCREENING VISIT ALL (N=17) MONTHS ALL (N=17) MONTHS BCVA: best corrected visual acuity OCT: optical coherence tomography; CST: central subfield thickness

EYP-1901 Phase 1 DAVIO clinical trial demonstrated clinically significant reduction in treatment burden of 75% at 6-months 12 | INVESTOR PRESENTATION SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=3) –70% Low-mid dose (n=1) –100% Mid dose (n=8) –89% High dose (n=5) –44% Reduction in Average Monthly Treatment Burden at 6 Months SOC (Anti-VEGF) + EYP-1901 –1 year Month 0 1 year 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

EYP-1901 Phase 1 DAVIO clinical trial continues clinically significant reduction in treatment burden of 73% at 12-months 13 | INVESTOR PRESENTATION SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit Low dose (n=3) –66% Low-mid dose (n=1) –100% Mid dose (n=8) –87% High dose (n=5) –41% Reduction in Average Monthly Treatment Burden at 12 Months SOC (Anti-VEGF) + EYP-1901 –1 year Month 0 1 year 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

EYP-1901 Phase 1 DAVIO clinical trial demonstrated that 53% of patients did not require supplemental anti-VEGF treatment at 6-months 35% 47% 41% 41% 71% 76% 35% 35% 53% 82% 82% 100% Median time to supplemental anti-VEGF: 6 months 14 | INVESTOR PRESENTATION

EYP-1901 Phase 1 DAVIO clinical trial met all objectives FAVORABLE SAFETY PROFILE Stabilization of mean BCVA and OCT throughout 6 months was achieved 53% supplemental anti-VEGF supplement injection free up to 6-months 75% reduction in treatment burden at 6-months No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs – majority are mild and expected DURASERT® VOROLANIB® SIX MONTHS MEDIAN TIME TO SUPPLEMENTAL ANTI-VEGF INJECTION POSITIVE EFFICACY & DURABILITY 15 | INVESTOR PRESENTATION

DAVIO PHASE 1 CLINICAL TRIAL SUBSET ANALYSIS - SUBJECTS WITH NO EXCESS FLUID AT SCREENING (N=9) 16 | INVESTOR PRESENTATION EYP-1901

BCVA: best corrected visual acuity Mean change in BCVA from screening visit (n = 9) Mean change in CST from screening visit (n = 9) For 9 eyes at 6 months with no excess fluid at screening BCVA = +1.2 letters at 5 months -0.4 letters at 6 months CST on OCT = +20.8 microns at 5 months -1.0 microns at 6 months OCT: optical coherence tomography; CST: central subfield thickness DAVIO Phase 1 clinical trial included 9 of 17 (53%) subjects with no “excess fluid” at screening DAVIO 12-month final data

DAVIO Phase 1 clinical trial showed a 92% reduction in treatment burden at 6 months among subjects with no “excess fluid” at screening (n=9) SOC (Anti-VEGF) + EYP-1901 Low dose (n=2) -89% Low-mid dose (n=1) -100% Mid dose (n=5) -90% High dose (n=1) -100% SOC Anti-VEGF Injections Before and After Treatment Reduction in Average Monthly Treatment Burden at 6 Months Among Eyes Dry at Screening SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit -1 year Month 0 6 months 16 11 10 9 6 5 4 3 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901

SOC (Anti-VEGF) + EYP-1901 SOC Anti-VEGF Injections Before and After Treatment SOC (Anti-VEGF) + EYP-1901 Anti-VEGF No supplemental injection Missed visit DAVIO Phase 1 clinical trial showed a 89% reduction in treatment burden at 12 months among subjects with no “excess fluid” at screening (n=9) Low dose (n=2) -83% Low-mid dose (n=1) -100% Mid dose (n=5) -90% High dose (n=1) -83% Reduction in Average Monthly Treatment Burden at 12 Months Among Eyes Dry at Screening -1 year Month 0 16 11 10 9 6 5 4 3 1 Time Prior to Treatment with EYP-1901 Time Since EYP-1901 1 year DAVIO 12-month final data

Subgroup Analysis: Supplemental Injection-Free Rates Up to Each Visit in Subjects with No Excess Fluid at Screening (n=9) Median time to supplemental anti-VEGF: 12 months 56% 67% 67% 67% 89% 56% 56% 67% DAVIO Final 12-Months Data 100% 100% 100% 100% DAVIO 12-month final data 20 | INVESTOR PRESENTATION

EYP-1901 TREAT TO MAINTAIN 21 | INVESTOR PRESENTATION

EYP-1901 demonstrated clinically significant reduction in treatment burden of 75% at 6 Months supporting treat to maintain paradigm About half of eyes in DAVIO could go up to 6 months on EYP-1901 alone Another ~30% received only a single supplemental anti-VEGF during 6-months About 15 % failed both SoC and 1901 and required multiple supplements TREAT TO MAINTAIN WITH EYP-1901 22 | INVESTOR PRESENTATION

EYP-1901 advancing as a potential complementary “Treat-to-Maintain” therapy in wet AMD Treat initially with any current anti-VEGF standard-of-care until VA is maximally improved and retina is as dry as possible (induction phase) Maintain with EYP-1901 every six months, supplementing if needed with current anti-VEGF biologic (maintenance phase) May work complementary with current large molecule anti-VEGFS with differentiated MOA Based on DAVIO outcomes, we believe over half of all wet AMD eyes may be maintained visually and anatomically with EYP-1901 alone Another segment may require occasional supplemental anti-VEGF at a much-reduced interval 23 | INVESTOR PRESENTATION

WET AMD PHASE 2 CLINICAL TRIAL (DAVIO 2) 24 | INVESTOR PRESENTATION EYP-1901

The DAVIO 2 clinical trial in wet AMD is designed to support initiation of Phase 3 clinical trials Multi-center randomized Phase 2 clinical trial Three arms Arm 1: 3mg EYP-1901 Arm 2: 2mg EYP-1901 Arm 3: On label aflibercept control Up to 150 patients Only previously treated wet AMD patients to be enrolled Primary outcome is difference in change in BCVA 25 | INVESTOR PRESENTATION

EYP-1901 DAVIO 2 clinical trial is randomized, double-masked, aflibercept controlled



-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
EYP-1901
2mg low dose (n=48)
EYP-1901
3mg high dose (n=48)
Aflibercept q8W
(n=48)
RANDOMIZATION
AFLIBERCEPT q8W
EYP-1901/AFLIBERCEPT
1º ENDPOINT BLEND W28
AND W32; UNMASK W32

- REQUIRED AFLIBERCEPT INJECTION VISIT
- VISIT SCHEDULED
- EYP-1901 DOSING

26 | INVESTOR PRESENTATION

EYEPOINT PHARMACEUTICALS

NON-PROLIFERATIVE DIABETIC RETINOPATHY - PHASE 2 CLINICAL TRIAL (PAVIA) 27 | INVESTOR PRESENTATION EYP-1901

Diabetic Retinopathy Market Size Report. 2018-2020 (GrandViewResearch.com), Global Diabetic Retinopathy Market Size Report. Jan. 2022 (MarketDataForecast.com) Growing Global DR Market $12.27B Analysis includes North America, Europe, Asia Pacific, Latin America, Middle East, and Africa $12.27 billion is the estimated market size by 2032, a result of diabetes prevalence and the aging population $6.6B Diabetic Retinopathy Market Opportunity Leading cause of blindness Current SOC is watchful waiting until vision loss Significant potential for 9 month sustained delivery with new MOA using vorolanib

EYP-1901 Phase 2 NPDR PAVIA clinical trial is non-pivotal, randomized double-masked, day-one single injection with sham control evaluating 9 month sustained delivery



-D21 to –D5
D1
W4
W12
W24
W36
W48
EYP-1901 2mg low dose (n=35)
EYP-1901 3mg high dose (n=35)
Control Sham (n=35)
RANDOMIZATION
EYP-1901
1° ENDPOINT UNMASK DATA
EYP-1901 DOSING
VISIT SCHEDULED
SHAM INJECTION

29 | INVESTOR PRESENTATION

EyePoint Pharmaceuticals

YUTIQ® –A sustained delivery treatment of posterior segment uveitis using Durasert

Approved for the treatment of posterior segment uveitis Commercially launched in U.S. in 2019 Patent protection to August 2027 Constant and stable release of fluocinolone with Durasert helps prevent uveitis flares for up to 3 years LICENSE AGREEMENTS Alimera Sciences, Inc. has rights for non-infectious posterior uveitis in the EMEA Rights for China, Hong Kong, Taiwan, Macau , Korea and certain SE Asia countries licensed to Ocumension Therapeutics with a royalty on sales payable to EyePoint PRODUCTS CONTINUOUS CALM IN UVEITIS 31 | INVESTOR PRESENTATION

PRODUCTS 60K–100K patients are suffering from posterior segment uveitis in the U.S. The need Flares can cause blindness 30,000 Americans become blind each year because of uveitis Uveitis lasts a lifetime and often affects people in middle age Conventional treatment is burdensome for patients and caregivers The YUTIQ answer 3-year continuous treatment in a single injection that controls flares and preserves eyesight Single injection in the physician’s office Gives patients and physicians the confidence that comes with three years of assured compliance CONTINUOUS CALM IN UVEITIS Posterior segment uveitis can permanently damage vision with every flare 32 | INVESTOR PRESENTATION

PRODUCTS CONTINUOUS CALM IN UVEITIS Continuous 3-year delivery limits blindness-causing flares Time to recurrence of uveitis within 36 months YUTIQ MEDIAN TIME TO FIRST RECURRENCE: 1051 DAYS PROBABILITY RECURRENCE 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 1080 1140 1200 1260 TIME (DAYS) 3 YEARS IMPLANT DEPLETION FAI Insert (N=87) Sham Injection (N=42) US Phase 3 Trial 33 | INVESTOR PRESENTATION

Record customer demand for YUTIQ in Q4 2022 *Customer demand is defined as units purchased by Surgery Centers or physicians from the specialty distributors. PRODUCTS

Balance Sheet – December 31, 2022 $144 million of cash and investments $40 million of short and long-term debt Cash runway into 2H 2024 Solid cash position and cash runway beyond anticipated 2023 value inflection points FINANCIAL SUMMARY Commercial Performance – 2022 Over $39.5 million of net product revenues Commercial franchise break-even 35 | INVESTOR PRESENTATION

Investor Presentation January 2023